UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	The Japan Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders.

The Japan Equity Fund, Inc.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. On December 19, 2013, stockholders of the Fund approved Aberdeen Asset Management Asia Limited ("Aberdeen") as the Fund's new investment manager pursuant to an investment management agreement, effective January 6, 2014. Aberdeen replaces Daiwa SB Investments (U.S.A.) Ltd. (the "Manager") and Daiwa SB Investments Ltd., which were the Fund's Investment Manager and the Fund's Investment Adviser, respectively, during the reporting period.

Stockholder Information

The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund's NYSE trading symbol is "JEQ". The Fund's daily net asset value is available by contacting the Fund's administrator Aberdeen Asset Management Inc. by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  E-mailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.japanequityfund.com.

Also, the Fund's website includes press releases, a monthly market review and a list of the Fund's top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled "Information", which includes the Fund's proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at the number noted on the next page. All other written inquiries should be directed to The Japan Equity Fund, Inc., c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Manager to determine how to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling toll free

The Japan Equity Fund, Inc.

1-866-839-5205 in the United States; (2) by visiting www.japanequityfund.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission's website. The Fund files with the Commission its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30 by August 30 of the relevant year.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's website at www.japanequityfund.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC- 0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-866-839-5205.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available on the Fund's website at www.japanequityfund.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the

The Japan Equity Fund, Inc.

higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Japan Equity Fund, Inc.

Stockholder Letter (unaudited)

Dear Stockholders:

It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the year ended October 31, 2013.

Market Review (November 2012 – October 2013)

The Tokyo market rallied from November 2012 until May 2013. There was a correction in May, but it trended strongly afterwards. As a result, the Tokyo market returned 63.97% on a JPY basis in the period from November 2012 to October 2013. The Tokyo market began its long rally on November 12, 2012. This is the day it was decided that the lower house would be dissolved, and the overwhelming probability that the economic growth-focused Liberal Democratic Party (LDP) would beat the social welfare-focused Democratic Party of Japan (DPJ) in the subsequent December election boosted the stock market. Since November 12, 2012 the market began to react sensitively to statements by then-LDP leader Shinzo Abe (now Prime Minister). Statements about monetary policy were scrutinized in particular. After LDP leader Shinzo Abe declared he would cooperate with the Bank of Japan (BOJ) and advance bold monetary easing, and the yen was sold off in foreign exchange markets in response, and exporters which had been sold during yen appreciation rebounded. The LDP combined with its coalition partner The New Komei Party (NKP) to win over two-thirds of the lower house seats in a massive victory, and the Tokyo market rallied almost constantly through May 2013 due to the renewed energy towards monetary and fiscal policy.

The economic policy brought forward by Prime Minister Abe in December came to be known as "Abenomics," which contains "three arrows." The first arrow is pushing the BOJ for aggressive monetary easing, the second arrow is fiscal stimulus in the form of public works spending, and the third is an economic growth strategy which includes various forms of deregulation. The first arrow had the largest impact on financial markets. The BOJ agreed to the strong demands from the LDP and strengthened their stance on monetary easing, and the yen depreciated against all major currencies in response. This was expected to contribute greatly to improving the competitiveness of the Japanese export industry.

However, the Tokyo market plummeted after hitting its high point on May 22. The following factors contributed to this:

1.  The US Federal Reserve (FRB) declared that they would begin tapering their quantitative easing 3 (QE3) program, and this caused the dollar long-term interest rate to rise.

2.  Equities fell across the globe in response to the rising dollar interest rate.

3.  Emerging markets including Brazil, India, and China continued their economic slump.

The Tokyo market once again rose steadily from June and on. The following factors contributed to the global rebound rally in global stock prices:

1.  Continued recovery in the Japanese economy and in Japanese corporate earnings,

2.  The spread of the view that the FRB would prolong its monetary easing due to a lack of signs that the US economy was overheating, and

3.  The actual prolonging of monetary policy by the FRB.

The Japan Equity Fund, Inc.

Performance/Attribution Analysis

Table 1: Performance vs. the Benchmark (TOPIX), USD base

	Latest 12-Months (As of October 31, 2013) %
Japan Equity Fund (time weighted return)	33.28	(1)
Benchmark (TOPIX)	30.10
Outperformance	3.18

Table 2: Attribution analysis summary, JPY base (Latest 12-Months) – Equity Only

(%)
Portfolio (Equity Only)	67.69
Benchmark (TOPIX)	63.97
Outperformance	3.72
Breakdown
Sector Selection	2.82
Stock Selection	0.90
Others	0.00
Outperformance	3.72

1  Due to fluctuations in foreign exchange rates, this value may differ from the total investment return based on net asset value at beginning and end of year, assuming reinvestment of dividends, provided in the Financial Highlights section of the Fund's Annual Report.

Table 3: Portfolio return vs. benchmark return, USD base (monthly)

		Port Return (A) (%)	Bench Return (B) (%)	Relative Return (A) – (B) (%)
2012	November	2.51	2.12	0.39
	December	7.36	4.36	3.00
2013	January	2.67	3.89	–1.22
	February	1.66	2.23	–0.57
	March	3.81	4.32	–0.51
	April	8.69	8.15	0.54
	May	–4.34	–5.66	1.32
	June	1.59	2.45	–0.86
	July	1.19	0.33	0.86
	August	–2.87	–2.54	–0.33
	September	9.50	8.63	0.87
	October	–1.68	–0.76	–0.92

The Japan Equity Fund, Inc.

Table 4: Attribution Analysis Breakdown, JPY base (Latest 12M) – Equity Only

	Port Weight %	Bench Weight %	Port Return %	Bench Return %	Sector Selection Effect %	Stock Selection Effect %
Fishery, Agriculture & Forestry	0.00	0.08	0.00	31.84	0.02	0.00
Mining	0.24	0.52	1.46	7.52	0.36	–0.03
Construction	2.23	2.52	92.85	66.28	–0.13	0.61
Foods	0.26	4.01	2.02	44.21	0.69	0.01
Textiles & Apparels	0.48	0.78	31.01	37.67	0.08	–0.04
Pulp & Paper	0.12	0.27	7.04	66.51	0.07	–0.02
Chemicals	4.66	5.57	64.58	53.48	0.01	0.38
Pharmaceutical	1.17	4.79	14.83	34.77	1.08	–0.26
Oil & Coal Products	0.97	0.69	17.97	28.45	–0.11	–0.11
Rubber Products	1.59	0.91	69.97	78.45	0.03	–0.16
Glass & Ceramics Products	0.57	0.93	192.81	72.39	–0.04	0.77
Iron & Steel	3.60	1.70	124.62	89.72	0.58	0.28
Nonferrous Metals	1.14	1.03	47.67	59.71	0.00	0.11
Metal Products	0.42	0.67	98.56	57.92	–0.04	0.36
Machinery	5.05	5.14	71.10	75.46	0.00	–0.11
Electric Appliances	12.41	11.60	76.55	60.33	0.00	1.81
Transportation Equipment	12.73	11.59	94.16	93.16	0.30	–0.07
Precision Instruments	0.15	1.33	8.83	44.78	0.21	–0.03
Other Products	0.59	1.36	46.19	44.30	0.13	–0.02
Electric Power & Gas	0.75	2.44	15.19	73.86	–0.19	–0.32
Land Transportation	2.17	4.12	67.08	45.47	0.28	0.47
Marine Transportation	0.55	0.34	7.63	111.80	0.08	–0.02
Air Transportation	1.64	0.60	–25.73	41.67	–0.31	–1.18
Warehousing & Harbor Transportation Services	1.23	0.24	77.42	49.92	-0.20	0.24
Information & Communication	7.59	6.42	55.50	76.60	0.35	–1.32
Wholesale Trade	7.77	4.84	40.75	40.47	–0.92	–0.07
Retail Trade	5.70	4.27	26.61	48.50	–0.10	–1.24
Banks	12.18	10.37	77.73	68.10	–0.08	0.79
Securities & Commodity Futures	1.86	1.70	124.29	163.09	–0.34	–0.08
Insurance	2.87	2.38	38.98	60.44	0.17	–0.29
Other Financing Business	3.20	1.17	88.07	89.59	0.88	0.15
Real Estate	3.43	3.49	103.77	95.98	–0.06	–0.02
Services	0.67	2.12	46.46	62.52	0.01	0.32
Total	100.00	100.00	67.69	63.97	2.82	0.90

The Japan Equity Fund, Inc.

Comments:

As shown in Table 1 on the previous page, the net asset value (NAV) of the Fund increased by 33.28% in USD terms during the twelve months from November 2012 to October 2013, while the benchmark (TOPIX index) increased 30.10% in USD terms. As a result, the portfolio outperformed the benchmark by 3.18% for the period.

Table 2 shows that the performance of the equity portion of the portfolio (excluding expenses and cash positions in JPY terms) was 67.69% versus the benchmark return of 63.97%, which indicates that the fund outperformed by 3.72% on this basis. Relative to the TOPIX, the sector selection effect was 2.82%, while the stock selection effect was 0.90% (see Table 4 above).

In terms of sector selection, positive effects were generated by the Fund's overweight position in other financing businesses (+0.88%) and iron & steel (+0.58%), and its underweight position in pharmaceuticals (+1.08%) and foods (+0.69%). Overweights in cyclical sectors and underweights in non-cyclical sectors contributed to the capture of added value.

The Japanese steel industry saw strong earnings on improvement in export competitiveness due to yen depreciation, as well as on rising prices for high-end steel used by the automobile industry. The non-bank sector was also strong due to falling interest rates and the effects of increased demand for lending domestically. The pharmaceuticals and food sectors underperformed. These sectors are stereotypical non-cyclicals, and they underperformed as they always due during periods of economic recovery.

In terms of individual stocks, our overweight in Minebea Co. Ltd. in the electric appliances sector contributed positively to the stock selection effect. Minebea benefitted from depreciation of the Thai Baht, improving the competitiveness of its ball bearings manufactured in Thailand, and its profits recovered rapidly.

In the glass & ceramics products sector, an overweight in Taiheiyo Cement contributed to the stock selection effect. Taiheiyo Cement's share price rose on increasing expectations for an increase in demand and prices for cement, as redevelopment in Tokyo is expected to accelerate due to its selection as the host city for the 2020 Olympics.

On the other hand, our non-holding of Softbank Corporation was a negative contributor in the information & communication sector. Softbank's shares soared on expectations for growth in overseas markets. However, we judged that Softbank's profits will not grow to the extent the market is expecting. We considered it overvalued, and did not hold it.

Overweights in NAFCO Co. Ltd. and DCM Holdings CO. Ltd. in the retail trade sector were also detractors. These are deep value stocks, but they underperformed as investors shunned them for their low growth potential.

We are overweighting discounted cyclicals including financials and exporters. In our main economic scenario the world economy is bottoming out, however we are not betting big on that yet since the probability of our risk scenario is increasing. We are cautious about the Chinese and other emerging economies. We are actively taking value risk. We plan to actively invest in companies which are extremely discounted against their net asset value (NAV). Takeover bids for such companies are beginning to increase on the Japanese stock market. Due to this increase in takeover bids, we forecast that stocks extremely discounted against their NAV will outperform going forward.

Sincerely,

MARTIN J. GRUBER
Chairman of the Board

The Japan Equity Fund, Inc.

Portfolio of Investments

October 31, 2013

LONG-TERM INVESTMENTS—98.4%(a)
Shares		Value
Common Stocks—98.4%
Agriculture—0.7%
20,900	Japan Tobacco, Inc.	$756,239
Airlines—0.9%
264,500	Skymark Airlines, Inc.	906,334
Auto Manufacturers—8.3%
25,000	Daihatsu Motor Co. Ltd.	485,405
52,200	Honda Motor Co. Ltd.	2,084,496
80,000	Isuzu Motors Ltd.	498,206
16,700	Kyokuto Kaihatsu Kogyo Co. Ltd.	208,814
85,800	Toyota Motor Corp.	5,563,115
		8,840,036
Auto Parts & Equipment—4.5%
14,500	Aisin Seiki Co. Ltd.	589,054
28,700	Bridgestone Corp.	983,913
18,300	Denso Corp.	879,652
4,300	Exedy Corp.	127,712
40,800	Sumitomo Electric Industries Ltd.	611,361
49,900	Sumitomo Rubber Industries Ltd.	694,682
45,300	Tokai Rika Co. Ltd.	960,593
		4,846,967
Building Materials—0.1%
30,000	Taiheiyo Cement Corp.	127,236
Chemicals—1.4%
18,300	Lintec Corp.	379,553
55,000	Nippon Soda Co. Ltd.	336,953
6,400	Shin-Etsu Chemical Co. Ltd.	361,869
21,200	T&K Toka Co. Ltd.	451,018
		1,529,393
Shares		Value
Commercial Banks—12.5%
213,000	Eighteenth Bank Ltd. (The)	$490,648
802,800	Mitsubishi UFJ Financial Group, Inc.	5,112,442
2,302,500	Mizuho Financial Group, Inc.	4,833,090
100,000	San-In Godo Bank Ltd. (The)	725,963
419,000	Sumitomo Mitsui Trust Holdings, Inc.	2,069,477
38,000	Yamanashi Chuo Bank Ltd. (The)	160,438
		13,392,058
Computers & Peripherals—0.4%
33,000	Japan Digital Laboratory Co. Ltd.	393,867
Distribution/Wholesale—6.6%
48,500	ITOCHU Corp.	583,171
130,300	Mitsubishi Corp.	2,636,106
69,000	Mitsui & Co. Ltd.	985,729
218,500	Sumitomo Corp.	2,843,406
		7,048,412
Diversified Financial Services—4.6%
170,900	Japan Securities Finance Co. Ltd.	1,253,443
246,400	Nomura Holdings, Inc.	1,820,165
82,300	ORIX Corp.	1,425,525
13,600	Ricoh Leasing Co. Ltd.	389,424
		4,888,557

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2013

LONG-TERM INVESTMENTS (continued)
Shares		Value
Diversified Telecommunication Services—8.2%
28,400	KDDI Corp.	$1,538,044
90,600	Nippon Telegraph & Telephone Corp.	4,709,418
161,400	NTT DOCOMO, Inc.	2,560,615
		8,808,077
Electrical Components & Equipment—4.8%
41,600	Brother Industries Ltd.	472,672
307,000	Hitachi Ltd.	2,147,496
169,000	Mitsubishi Electric Corp.	1,857,641
4,000	Nidec Corp.	389,809
38,600	Nippon Signal Co. Ltd.	293,555
		5,161,173
Electronics—4.2%
48,300	Ibiden Co. Ltd.	837,304
367,000	Minebea Co. Ltd.	2,031,696
26,000	Omron Corp.	992,191
49,000	Sanyo Denki Co. Ltd.	320,256
24,000	Yaskawa Electric Corp.	310,818
		4,492,265
Engineering & Construction—2.1%
69,000	Kajima Corp.	292,857
54,000	Kandenko Co. Ltd.	341,214
67,000	Kyudenko Corp.	403,066
38,200	Mirait Holdings Corp.	338,920
47,000	Nippo Corp.	881,765
		2,257,822
Shares		Value
Food & Staples—0.8%
23,000	Citizen Holdings Co. Ltd.	$164,096
47,000	Nafco Co. Ltd.	670,866
		834,962
Food Products—0.4%
40,000	Mitsui Sugar Co. Ltd.	143,538
30,000	Nippon Flour Mills Co. Ltd.	144,717
65,000	Prima Meat Packers Ltd.	137,812
		426,067
Gas Utilities—0.3%
41,300	Shizuoka Gas Co. Ltd.	273,508
Hand/Machine Tools—1.2%
81,000	Fuji Electric Co. Ltd.	363,117
2,000	SMC Corp.	465,636
23,100	THK Co. Ltd.	504,235
		1,332,988
Health Care Equipment & Supplies—0.1%
3,100	Paramount Bed Holdings Co. Ltd.	107,157
Healthcare Products—0.2%
27,100	Kawasumi Laboratories, Inc.	176,194
Healthcare Providers & Services—0.1%
1,500	BML, Inc.	51,251

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2013

LONG-TERM INVESTMENTS (continued)
Shares		Value
Insurance—3.3%
116,800	Dai-ichi Life Insurance Co. Ltd. (The)	$1,667,413
31,300	MS&AD Insurance Group Holdings	809,335
33,000	Tokio Marine Holdings, Inc.	1,081,887
		3,558,635
Internet—1.6%
20,500	CyberAgent, Inc.	558,488
53,000	Dena Co. Ltd.	1,154,877
		1,713,365
Iron/Steel—4.3%
90,400	JFE Holdings, Inc.	2,055,215
774,000	Nippon Steel & Sumitomo Metal Corp.	2,554,627
		4,609,842
Machinery-Construction & Mining—0.6%
28,500	Komatsu Ltd.	625,300
Machinery-Diversified—5.4%
77,000	Amada Co. Ltd.	662,398
89,000	Ebara Corp.	478,493
4,600	FANUC Corp.	737,875
37,400	Fuji Machine Manufacturing Co. Ltd.	336,872
314,000	Kawasaki Heavy Industries Ltd.	1,226,962
42,000	Kubota Corp.	621,878
Shares		Value
124,000	Mitsubishi Heavy Industries Ltd.	$788,053
113,000	OKUMA Corp.	954,547
		5,807,078
Media—0.2%
16,100	Tokyo Broadcasting System Holdings, Inc.	212,138
Metals & Mining—0.7%
141,000	Mitsubishi Materials Corp.	551,651
39,000	Nittetsu Mining Co. Ltd.	223,788
		775,439
Miscellaneous Manufacturing—1.0%
34,200	FUJIFILM Holdings Corp.	836,660
11,500	Nikon Corp.	212,592
		1,049,252
Office/Business Equipment—0.9%
11,700	Canon, Inc.	369,213
58,000	Ricoh Co. Ltd.	612,527
		981,740
Oil, Gas & Consumable Fuels—1.0%
31,600	Inpex Corp.	365,042
145,600	JX Holdings, Inc.	719,944
		1,084,986
Paper & Forest Products—0.9%
62,900	Nippon Paper Industries Co. Ltd.	1,002,248
Pharmaceutical—1.0%
23,200	Takeda Pharmaceutical Co. Ltd.	1,105,585

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2013

LONG-TERM INVESTMENTS (concluded)
Shares		Value
Real Estate—4.8%
103,000	Keihanshin Building Co. Ltd.	$569,201
39,000	Mitsubishi Estate Co. Ltd.	1,114,605
29,000	Mitsui Fudosan Co. Ltd.	960,651
87,900	NTT Urban Development Corp.	1,122,074
134,000	Tokyu Fudosan Holdings Corp.*(b)	1,316,424
		5,082,955
Retail—3.6%
24,000	Arcland Sakamoto Co. Ltd.	358,526
13,200	Arcs Co. Ltd.	247,421
24,400	Cawachi Ltd.	458,945
247,500	DCM Holdings Co. Ltd.	1,729,267
32,900	Shimachu Co. Ltd.	798,941
24,000	Takashimaya Co. Ltd.	228,985
		3,822,085
Semiconductors—0.3%
57,000	Sanken Electric Co. Ltd.	314,557
Shipbuilding—1.1%
84,500	Namura Shipbuilding Co. Ltd.	1,223,583
Storage/Warehousing—1.2%
18,000	Mitsui-Soko Co. Ltd.	90,429
204,000	Sumitomo Warehouse Co. Ltd. (The)	1,196,431
		1,286,860
Shares		Value
Textiles—0.5%
274,000	Kurabo Industries Ltd.	$477,897
Transportation—3.6%
5,300	Central Japan Railway Co.	687,260
14,300	East Japan Railway Co.	1,242,250
10,300	Hitachi Transport System Ltd.	163,327
35,000	Mitsui OSK Lines Ltd.	148,149
47,000	Nippon Express Co. Ltd.	236,013
441,000	Nippon Yusen KK	1,347,473
		3,824,472
Total Long-Term Investments—98.4% (cost $94,219,323)		105,208,580

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2013

SHORT-TERM INVESTMENT—0.2%(b)
Par Amount		Value
$247,000	Repurchase Agreement, State Street Bank and Trust Co., 0.00% dated 10/31/2013, due 11/01/2013 repurchase price $247,000, collateralized by a U.S. Treasury Note, maturing 11/15/2022; total market value of $254,813	$247,000
Total Short-Term Investment—0.2% (Cost $247,000)		247,000
Total Investments—98.6% (Cost $94,466,323)(c)		105,455,580
Other assets in excess of liabilities—1.4%		1,502,731
NET ASSETS—100.0%		$106,958,311

*  Non-income producing security.

(a)  Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying notes to financial statements.

(b)  Security is not fair valued. See Note 2(a) of the accompanying notes to financial statements.

(c)  See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2013 (unaudited)
Industry	Percentage of Net Assets
Commercial Banks	12.5%
Auto Manufacturers	8.3
Diversified Telecommunication Services	8.2
Distribution/Wholesale	6.6
Machinery-Diversified	5.4
Electrical Components & Equipment	4.8
Real Estate	4.8
Diversified Financial Services	4.6
Auto Parts & Equipment	4.5
Iron/Steel	4.3
Electronics	4.2
Transportation	3.6
Retail	3.6
Insurance	3.3
Engineering & Construction	2.1
Internet	1.6
Chemicals	1.4
Hand/Machine Tools	1.2
Storage/Warehousing	1.2
Shipbuilding	1.1
Pharmaceutical	1.0
Oil, Gas & Consumable Fuels	1.0
Miscellaneous Manufacturing	1.0
Paper & Forest Products	0.9
Office/Business Equipment	0.9
Airlines	0.9
Food & Staples	0.8
Metals & Mining	0.7
Agriculture	0.7
Machinery-Construction & Mining	0.6
Textiles	0.5
Food Products	0.4
Computers & Peripherals	0.4
Semiconductors	0.3
Gas Utilities	0.3
Media	0.2
Healthcare Products	0.2
Building Materials	0.1
Health Care Equipment & Supplies	0.1
Healthcare Providers & Services	0.1
Other	1.6
100.0%
TEN LARGEST EQUITY POSITIONS HELD October 31, 2013 (unaudited)
Name of Security	Percentage of Net Assets
Toyota Motor Corp.	5.2%
Mitsubishi UFJ Financial Group, Inc.	4.8
Mizuho Financial Group, Inc.	4.5
Nippon Telegraph & Telephone Corp.	4.4
Sumitomo Corp.	2.7
Mitsubishi Corp.	2.5
NTT DOCOMO, Inc.	2.4
Nippon Steel & Sumitomo Metal Corp.	2.4
Hitachi Ltd.	2.0
Honda Motor Co. Ltd.	1.9

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2013

Assets
Investments, at value (cost $94,219,323)	$105,208,580
Repurchase agreement, at value (cost $247,000)	247,000
Foreign currency, at value (cost $822,214)	816,542
Cash	272
Dividends receivable	901,957
Prepaid expenses	14,462
Total assets	107,188,813
Liabilities
Audit and tax services	73,455
Legal fees and expenses (Note 3)	35,000
Investment management fees payable (Note 3)	29,724
Administration fees payable (Note 3)	21,734
Director fees payable	20,040
Accrued expenses	50,549
Total liabilities	230,502
Net Assets	$106,958,311
Composition of Net Assets:
Common stock (par value $.01 per share)	$141,735
Paid-in capital in excess of par	105,825,406
Accumulated net investment income	1,203,821
Accumulated net realized loss from investments and foreign currency transactions	(11,201,451)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,988,800
Net Assets	$106,958,311
Net asset value per common share based on 14,173,514 shares issued and outstanding	$7.55

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2013

Net investment income:
Income
Dividends (net of foreign withholding taxes of $155,100)	$2,013,602
Interest	42
2,013,644
Expenses:
Investment management fee (Note 3)	335,717
Administration fee (Note 3)	250,470
Legal fees and expenses (Note 3)	126,032
Directors' fees and expenses	73,542
Independent auditors' fees and expenses	73,355
Reports to stockholders and proxy solicitation	49,992
Investor relations fees and expenses	40,681
Stock exchange listing fee	25,570
Insurance expense	21,848
Transfer agent's fees and expenses	18,587
Miscellaneous	45,727
Total operating expenses	1,061,521
Net Investment Income	952,123
Realized and unrealized gains/(losses) on investments and foreign currencies
Net realized gain/(loss) from:
Investment transactions	12,183,265
Foreign currency transactions	(266,147)
11,917,118
Net change in unrealized appreciation/(depreciation) on:
Investments	14,785,735
Foreign currency translation	25,327
14,811,062
Net gain from investments and foreign currencies	26,728,180
Net increase in net assets resulting from operations	$27,680,303

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31,
	2013	2012
Increase/(decrease) in net assets from operations:
Operations:
Net investment income	$952,123	$745,850
Net realized gain/(loss) from investment transactions	12,183,265	(5,524,975)
Net realized loss from foreign currency transactions	(266,147)	(49,259)
Net change in unrealized appreciation/(depreciation) on investments	14,785,735	570,328
Net change in unrealized appreciation/(depreciation) on foreign currency translation	25,327	2,831
Net increase/(decrease) in net assets resulting from operations	27,680,303	(4,255,225)
Distributions to stockholders from:
Net investment income	(925,395)	(751,755)
Net decrease in net assets from distributions	(925,395)	(751,755)
Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 25,203 and 24,992 shares of common stock, respectively	147,183	123,459
Repurchase of common stock resulting in the reduction of 187,121 and 146,379 shares of common stock, respectively (Note 6)	(1,247,369)	(750,869)
Change in net assets from capital stock transactions	(1,100,186)	(627,410)
Net increase/(decrease) in net assets	25,654,722	(5,634,390)
Net assets:
Beginning of year	81,303,589	86,937,979
End of year (including accumulated net investment income of $1,203,821 and $604,734, respectively)	$106,958,311	$81,303,589

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

October 31, 2013

1. Organization

The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund's objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time", subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holding to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities.

These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case the security is determined to be a Level 1 investment.

In the event that a security's market quotations are not readily available or are deemed unreliable, (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1—quoted prices in active markets for identical investments;

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long Term Investments
Real Estate	$1,316,424	$3,766,531	$—	$5,082,955
Other Long-Term Investments	—	100,125,625	—	100,125,625
Short-Term Investments	—	247,000	—	247,000
Total Investments	$1,316,424	$104,139,156	$—	$105,455,580

The Fund held no Level 3 securities at October 31, 2013.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3. For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund's policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $247,000 as of October 31, 2013. The value of the related collateral exceeded the value of the repurchase agreement at period end.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the exchange rates at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

(f) Federal Income Taxes:

The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of October 31, 2013, the Fund did not have any unrecognized tax benefits. The Fund's federal tax returns for the current and prior four fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% to December 31, 2012 and 7.147% from January 1, 2013 to December 31, 2013 on interest and dividends, paid to the Fund by Japanese corporations.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2013, no such expenses were paid to the Manager or the Adviser. For the year ended October 31, 2013, the Manager earned $134,287 and the Adviser earned $201,430, as reflected in the Statement of Operations.

At October 31, 2013, the Fund owed $29,724 to the Manager and/or Adviser.

(b) Administrator and Other Related Parties:

Aberdeen Asset Management Inc. ("AAMI") serves as the Fund's administrator, pursuant to an agreement under which AAMI receives a fee, payable quarterly by the Fund at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million.

The Board has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to AAMI, for services provided by AAMI staff in implementing the Fund's compliance management system and the Fund's compliance review program. This amount is included in the administration fee in the Fund's Statement of Operations. For the year ended October 31, 2013, AAMI earned $250,470 from the Fund for administration fees. During the fiscal year ended October 31, 2013, the Fund incurred $126,032 for legal services, in connection with the Fund's on-going operations to a law firm in which the Fund's Assistant Secretary is a consultant.

4. Tax Information

For federal income tax purposes, the cost of securities owned at October 31, 2013 was $95,115,178, excluding short-term investments. At October 31, 2013, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $10,093,402 was composed of gross appreciation of $12,020,716 for those investments having an excess of value over cost, and gross depreciation of $(1,927,314) for those investments having an excess of cost over value.

In order to present undistributed net investment income and accumulated net realized loss, and paid-in capital in excess of par value on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par value.

For the year ended October 31, 2013, the adjustments were to increase accumulated net investment income by $572,359 and decrease accumulated net realized loss from investments and foreign currency transactions by $572,359 primarily related to the reclassification of realized foreign currency transactions and investments in passive foreign investment companies. Net investment income, net realized losses and net assets were not affected by this change.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from investments in passive foreign investment companies and unused capital losses. As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation/Depreciation
$2,099,673	$(11,201,451)	$10,092,948

During the current year, $11,046,521 of capital loss carryforwards were utilized.

Under the Regulated Investment Company Modernization Act of 2010, the Fund are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards expire as follows:

At October 31, 2013, the Fund had a remaining capital loss carryover of $11,201,451 of which $8,556,496 expires in the year 2017, $1,494,277 expires in the year 2018 and $1,150,678 expires in the year 2019, available to offset future net capital gains.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	October 31, 2013	October 31, 2012
Distributions paid from:
Ordinary Income	$925,395	$751,755
Net long-term capital gains	—	—
Total tax character of distributions	$925,395	$751,755

5. Investment Transactions

For the year ended October 31, 2013, total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $95,814,038 and $97,325,649, respectively.

6. Capital

There are 30 million shares of $0.01 par value common stock authorized. During the year ended October 31, 2013, the Fund repurchased 187,121 shares pursuant to its Discount Management Program. Please see Note 7 for more information. As of October 31, 2013, there were 14,173,514 shares of the Fund outstanding. Daiwa Capital Markets America Holdings Inc., an affiliate of the Manager and Adviser, owned no shares.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

7. Discount Management Program

On May 23, 2012, the Fund announced that its Board of Directors had approved a Discount Management Program. The Discount Management Program authorizes management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund's outstanding shares in open market transactions for each twelve-month period ended October 31. Such purchases will be made when the Fund's shares are trading at a discount to NAV of 9% or more and the daily average discount from the Fund's NAV for the five-day period ending the prior day is 9% or more.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase shareholder value through the potential accretive impact of the purchases to the Fund's NAV. There is no assurance that the Fund will purchase shares in any specific amounts. 187,121 shares were repurchased by the Fund pursuant to the Discount Management Program during the year ended October 31, 2013.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced and may continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have

The Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2013

needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events

On December 20, 2013, a dividend was declared by the Board. The distribution of $0.1486 per share is payable on January 17, 2014, to shareholders of record at the close of business on December 31, 2013. The ex-dividend date is December 27, 2013.

On December 19, 2013, stockholders of the Fund approved Aberdeen Asset Management Asia Limited ("Aberdeen") as the Fund's new investment manager pursuant to an investment management agreement (the "Agreement"), effective January 6, 2014. The Agreement will replace the Fund's existing investment management agreement pursuant to which the Fund's existing investment manager, Daiwa SB Investments (USA) Ltd. ("Daiwa SB"), managed the investment of the Fund's assets. Under the Agreement, the total management fees paid by the Fund will be a monthly fee at an annual rate of (1) 0.60% of the Fund's average weekly net assets for the first U.S. $20 million, (2) 0.40% of the Fund's average weekly net assets for the next U.S. $30 million and (3) 0.20% of the Fund's average weekly net assets in excess of U.S. $50 million. These fees are the same as the fees paid to Daiwa SB under the existing investment management agreement.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2013.

The Japan Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value, beginning of year	$5.67	$6.01	$6.30	$6.02	$5.41
Net investment income	0.07	0.05	0.04	0.03	0.02
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.87	(0.34)	(0.27)	0.29	0.63
Total from investment operations	1.94	(0.29)	(0.23)	0.32	0.65
Distributions from:
Net investment income	(0.06)	(0.05)	(0.06)	(0.04)	(0.04)
Net asset value, end of year	$7.55	$5.67	$6.01	$6.30	$6.02
Market value, end of year	$6.83	$5.00	$5.35	$5.44	$5.10
Total Investment Return Based on(b):
Market value	38.11%	(5.56)%	(0.76)%	7.44%	0.07%
Net asset value	34.63%	(4.66)%	(3.74)%	5.41%	12.22%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$107.0	$81.3	$86.9	$91.0	$87.0
Net operating expenses	1.08%	1.49%	1.38%	1.37%	1.41%
Net investment income	0.97%	0.88%	0.71%	0.49%	0.41%
Portfolio turnover	100%	110%	59%	43%	47%

(a)  Based on average shares outstanding.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

The Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and
Board of Directors of
The Japan Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2013

The Japan Equity Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you of the Fund's fiscal year end (October 31, 2013) as to the federal tax status of any distributions received by you during such fiscal year.

The Fund intends to elect to pass through to its stockholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2013. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2013) was $0.01094.

The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2014.

Stockholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

Results of Annual Meeting of Stockholders (unaudited)

The Annual Meeting of Stockholders of the Fund was held on June 10, 2013 at 712 Fifth Avenue, New York, New York. The description of the proposals and number of shares voted at the meeting were as follows:

(1) To re-elect two directors to serve as Class III directors for three year terms or until their successors are duly elected and qualifies:

	Votes For	Votes Withheld
Rahn K. Porter	11,841,910	89,826
David G. Harmer	11,841,325	89,826

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gruber and Richard J. Herring.

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2015 for Class I Directors, 2016 for Class II Directors and 2014 for Class III Directors, or until their successors are duly elected and qualified.

Name Address and Year of Birth of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves
Directors
Martin J. Gruber 229 South Irving Street Ridgewood, NJ 07450 Year of Birth: 1937	Mr. Gruber has been Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, since 2010. He was previously Professor of Finance, from 1965 to 2010. Director, Aberdeen Singapore Fund, Inc., since 2000; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from 2003 to 2005; Director, National Bureau of Economic Research, since 2005.	Chairman of the Board since 2013 and Class I Director since 1992	1
David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, from 2005 to 2008; Director, Aberdeen Singapore Fund, Inc., since 1996.	Class II Director since 1997	1
Richard J. Herring Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103

Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, since 1972. He is also the Founding Director, Wharton Financial Institutions Center, since 1994; Co-chair of the Shadow Financial Regulatory Committee, since 2000; and Executive Director of the Financial Economists Roundtable, since 2008. He is a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council. Mr. Herring was a Director, Lauder Institute of International Management Studies from 2000 to 2006. Director, Aberdeen Singapore Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.

		Class III Director since 2007	1
Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Mr. Porter has been the Chief Financial Officer of The Colorado Health Foundation, since 2013. Previously he was Senior Vice President and Treasurer, Qwest Communications International Inc., from 2008 to 2011. He also served as Senior Vice President of Investor Relations, Qwest Communications International Inc., from 2007 to 2008; Director, Aberdeen Singapore Fund, Inc., since 2007; Director, CenturyLink Investment Management Company, since 2006; Director, Blackridge Financial, Inc., since March 2005.	Class II Director since 2007	1

Messrs. Gruber, Harmer, Herring and Porter serve as Directors of one other U.S. registered fund that has a common administrator with the Fund.

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name Address and Year of Birth of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves
Officers
Jeffrey Cotton Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Currently, Vice President and Head of Compliance—Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).	Vice President and Chief Compliance Officer of the Fund since September 2012	—
Andrea Melia Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Currently, Vice President and Head of Fund Administration for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.	Treasurer of the Fund since September 2012	—
Megan Kennedy Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.	Secretary and Vice President of the Fund since September 2012	—
Alan Goodson Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.	Vice President of the Fund since September 2012	—
Gary Marshall Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.	Vice President of the Fund since September 2012	—
Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal—Americas from 2010-2012. She joined AAMI in October 2006.	Vice President of the Fund since September 2012	—

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (concluded)

Name Address and Year of Birth of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves
Christian Pittard Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Currently, Group Head of Product Development for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.	Vice President of the Fund since September 2012	—
Lucia Sitar Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Currently Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007 as U.S. Counsel.	Vice President of the Fund since September 2012	—
John J. O'Keefe Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1959	Currently Fund Administration Manager—U.S. for AAMI. He joined AAMI as a Fund Accounting Manager in the Accounting Department in October 2012. Prior to that he served as Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000. Mr. O'Keefe previously served the Board of Directors as Vice President and Treasurer, Aberdeen Singapore Fund, Inc., and The Japan Equity Fund, Inc., since June 2000.	Assistant Treasurer of the Fund since September 2012	—
Heather Hasson Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.	Assistant Secretary of the Fund since September 2012	—
Leonard B. Mackey, Jr. 31 West 52nd Street New York, NY 10019-6131 Year of Birth: 1950	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, Aberdeen Singapore Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

On October 4, 2013, the Board voted unanimously to approve and to recommend that stockholders of the Fund approve an investment management agreement between the Fund and Aberdeen Asset Management Asia Limited ("Aberdeen"). At a Special Meeting of Stockholders held on December 19, 2013 ("Special Meeting"), stockholders approved Aberdeen as the Fund's new investment manager.

Below sets forth descriptions of the Board's approvals of the Fund's investment management and advisory agreements during the fiscal year, which include a continuation of the Fund's advisory agreement with Daiwa SB Investments Ltd. and investment management agreement with Daiwa SB Investments (USA) Ltd. on June 11, 2013.

Nature, Extent and Quality of Services

At a meeting (the "Meeting") of the Board of Directors of The Japan Equity Fund, Inc. (the "Fund") held on June 11, 2013, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments Ltd. (the "Investment Adviser") under the Advisory Agreement and Daiwa SB Investments (USA) Ltd. (the "Investment Manager" and, together with the Investment Adviser, the "Advisers") under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Adviser who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Adviser are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and the personnel of the Investment Manager who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory but the Board noticed some concern about changes in personnel servicing the Fund and in the reduction of the scope of services provided.

Performance Relative to the Fund's Benchmark

The Board reviewed and considered the Fund's performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund's benchmark, the Tokyo Stock Price Index. The Board noted that the Fund's return on its net asset value over the last one-year, three-year and five-year periods was higher than the Fund's benchmark. The Board also noted that, for the last 20 quarters, the Fund's performance varied as compared to the benchmark, however, the Fund, in most quarters, performed in line with the benchmark. The Board concluded that the Fund's overall performance was competitive with its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed and considered the advisory fees paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the "Advisory Fee") and information showing the advisory fees paid by other funds and accounts managed by each of the Advisers as compared to the Advisory Fee paid by the Fund. The Board noted that the Investment Manager does not manage any other closed-end funds that

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (continued)

would provide an appropriate comparison to the Advisory Fee and that the fees charged to other accounts by the Investment Manager ranged between 20 and 26.5 basis points at the approximate asset level of the Fund. The Board also reviewed and considered information showing that while the Investment Adviser does not manage any other U.S. registered funds, it does advise equity accounts for Japanese investors with advisory fees that are higher than the Advisory Fee. The Board concluded that the Advisory Fee charged by the Advisers was appropriate as compared to other funds and accounts advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid by the other U.S. registered closed-end fund investing in Japan, The Japan Smaller Capitalization Fund. The Board noted that the advisory fee rate was higher for The Japan Smaller Capitalization Fund than for the Fund. In addition, the Board reviewed and considered the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Advisory Fee was competitive with these other country funds. The Board further noted that the total expense ratio of the Fund was lower than that of many other country funds, including Japan Smaller Capitalization Fund, Inc., and concluded that the Fund's total expense ratio was competitive.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund's advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-ended, and, therefore, the Board concluded that economies of scale for the Fund beyond the current breakpoints were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board reviewed and considered a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party. The Board noted that each Adviser's operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund's assets and the Board's confidence in the competence and

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (continued)

integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year, subject, however, to the outcome of the adviser/manager review process the Board has commenced.

Background Related to the Approval of Aberdeen as Investment Manager

After deliberations over several months, the Fund's Board, including all of the directors who are not "interested persons" (as defined under the 1940 Act) of the Fund (the "Independent Directors"), approved a new investment management agreement (the "Proposed Agreement") between the Fund and Aberdeen Asset Management Asia Limited ("Aberdeen"), a corporation organized under the laws of the Republic of Singapore and an investment adviser registered with the Securities and Exchange Commission (the "Commission") under the Investment Advisers Act of 1940, as amended. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC").

In light of the Board's concerns about several recent changes in personnel and business at the Fund's current investment manager, Daiwa SB Investments (USA) Ltd. (the "Existing Investment Manager"), and at an affiliate of the Existing Investment Manager that provided services to the Fund, the Fund's Board decided to review the continued retention of the Existing Investment Manager. The Board decided to retain a consultant to assist the Board in reviewing possible alternatives to the Existing Investment Manager. The consultant conducted a performance review of several potential managers and submitted a report back to the Board on the results of its work. Following review of this report, the Board arranged to obtain performance information on additional potential managers. After reviewing all of the performance information that had been obtained, the Board decided to submit request for proposals ("RFPs") to several of the potential managers, including the Existing Investment Manager and Aberdeen. Some of those that received RFPs declined to respond; and at the end of the RFP process, the Board received responses from four potential managers.

The materials received from the four candidates were made available to the Board prior to its meeting in September 2013. These materials discussed many different aspects of each candidate's investment management capabilities, including its past performance, its portfolio management team, its investment process, its compliance function, its support services and its proposed fees. At the September 2013 Board meeting, the Board decided to give further consideration to Aberdeen as a possible replacement for the Existing Investment Manager. Aberdeen was requested to provide additional information to the Board. The additional information was

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (continued)

considered by the Board at a meeting in October 2013. At that meeting, the Board approved the engagement of Aberdeen as the Fund's investment manager, subject to stockholder approval, which was achieved at the Special Meeting of Stockholders on December 19, 2013.

The Board, including the Independent Directors, determined that the termination of the Existing Agreement with the Existing Investment Manager (the "Existing Agreement") and the retention of Aberdeen as the Fund's investment manager was in the best interests of the Fund and its stockholders.

Board Considerations

The Board, including the Independent Directors, approved the Proposed Agreement at a Board meeting on October 4, 2013. The Board determined that the terms of the Proposed Agreement are fair and reasonable and that the Proposed Agreement is in the best interests of the Fund. The Board believes that the scope and quality of services to be provided to the Fund under the Proposed Agreement are at least equivalent to the scope and quality of services provided under the Existing Agreement. To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.

In light of the Board's concerns about several recent changes at the Existing Investment Manager, and at an affiliate of the Existing Investment Manager that provided services to the Fund, the Fund's Board decided to review the continued retention of the Existing Investment Manager. At a series of in-person and telephonic meetings over the course of several months, the Board conducted a search process involving the review of several potential investment managers, including the Existing Investment Manager and Aberdeen.

The information for each candidate included an overview of the candidate's credentials in the United States (particularly with regards to the candidate's experience managing closed-end funds registered in the United States) and Asia and comparative data showing the performance of the Fund as compared to the performance of comparable funds managed by each investment manager. During this time, the Board reviewed the one-, three- and five- year total return performance of the Fund as compared to the total return performance during the same periods of each potential investment manager, including Aberdeen. The Board also compared the information ratio, tracking error and total assets that each candidate managed in Japanese equities. Based on all the information provided to the Board, the Board concluded that Aberdeen had consistently outperformed the other investment manager candidates. At the Board's request, Aberdeen made a formal presentation to the Board at a meeting held on September 2, 2013. Thereafter, the Board requested additional information from Aberdeen. On October 4, 2013, the Board, all of whom are Independent Directors, had a meeting to discuss the detailed responses that Aberdeen had provided in response to this request. The Independent Directors also considered a draft of the Proposed Agreement at this meeting. At the conclusion of this meeting the Board unanimously approved the Proposed Agreement.

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (concluded)

In reviewing the Proposed Agreement, the Board considered the nature, quality and extent of services to be provided by Aberdeen under the Proposed Agreement. The Board reviewed the qualifications of the portfolio management team and other key personnel of Aberdeen and determined that they are each qualified to perform the services in an efficient and professional manner. The Board also reviewed the services to be provided to the Fund by Aberdeen and its personnel. The Board also considered the representations of Aberdeen that the Fund and its stockholders would benefit from Aberdeen's extensive presence in Asia, as well as its core focus on regional and single-country investment vehicles. In light of the information presented and the considerations made at the various Board meetings, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Aberdeen under the Proposed Agreement are expected to be in the best interest of the Fund and its stockholders.

The Board also considered the management fees payable under the Proposed Agreement. The Board noted that the management fees under the Proposed Agreement would be the same as the fees payable under the Existing Agreement. The Board also noted that, once Aberdeen became the Fund's investment manager, the Fund's administrator, which is an affiliate of Aberdeen, would no longer charge the Fund a fee for providing compliances services. The Board also reviewed the level of investment management fees proposed by Aberdeen relative to the fees charged to all other U.S. registered closed-end funds managed by Aberdeen or its affiliates ("Other Aberdeen Funds") and fees charged by Aberdeen to other clients with assets invested in Japan. The Board also reviewed the fees paid by comparable funds to other investment managers in the Japanese marketplace. The Board reviewed not only the investment management fees, but other fees and expenses of the Fund and the Fund's total expense ratio under the Existing Agreement and the Proposed Agreement. The Board also considered the Fund's expense ratio as compared to the expense ratios of Other Aberdeen Funds and other comparable funds. The Board noted that the Agreement includes breakpoints. The Board determined that the Proposed Agreement includes breakpoints that are identical to the breakpoints in the Existing Agreement (providing for two reductions in fee rate for average weekly assets of the Fund in excess of $20 million and $50 million) that effectively address any potential economies of scale in the same manner as the Existing Agreement given the Fund's current asset levels. Based on the information presented on the fees under the Proposed Agreement, the Board concluded that the investment management fee to be charged by Aberdeen was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Aberdeen and supported a decision to approve the Proposed Agreement.

The Board discussed whether Aberdeen was financially sound and had the resources necessary to fulfill its obligations under the Proposed Agreement. The Board determined that the analysis of Aberdeen's financial soundness and financial capability supported a decision to approve the Proposed Agreement.

In light of the information considered at the various Board meetings and the conclusions reached, the Board determined that the terms of the Agreement are fair and reasonable and that the approval of the Proposed Agreement, and the approval of Aberdeen as the Fund's investment manager, was in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Accordingly, the Board recommended that the Fund's stockholders vote to approve the Proposed Agreement.

BOARD OF DIRECTORS

Martin J. Gruber, Chairman
David G. Harmer
Richard J. Herring
Rahn K. Porter

OFFICERS

Jeffrey Cotton

Vice President and Chief Compliance Officer

Andrea Melia
Treasurer

Megan Kennedy
Secretary and Vice President

Alan Goodson
Vice President

Gary Marshall
Vice President

Jennifer Nichols
Vice President

Christian Pittard
Vice President

Lucia Sitar
Vice President

John J. O'Keefe
Assistant Treasurer

Heather Hasson
Assistant Secretary

Leonard B. Mackey, Jr.
Assistant Secretary

ADDRESS OF THE FUND

c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

INVESTMENT MANAGER

Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER

Daiwa SB Investments Ltd.

ADMINISTRATOR

Aberdeen Asset Management Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

LEGAL COUNSEL

Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Annual Report
October 31, 2013

The Japan Equity
Fund, Inc.

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

INVESTMENT MANAGER

Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER

Daiwa SB Investments Ltd.

Item 2. Code of Ethics.

As of October 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Rahn K. Porter, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)  -  (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) [1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2013	$63,280	$0	$10,175	$0

October 31, 2012	$71,000	$16,070	$9,800	$0

(1)Services include procedures over the conversion of fund accounting books/records ($16,070 in 2012 and $0 in 2013).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant and any entity controlling, controlled by, or under common control with the investment manager that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2012 was $245,100. The aggregate fees billed by PWC for non-audit services rendered to the Registrant, Daiwa SB Investments (USA) Ltd. and any Covered Service Providers for the fiscal year ended October 31, 2013 was $1,009,023.

(h) The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2013, the audit committee members were:

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

(b)         Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant, as approved by the Registrant’s Board of Directors in December 2013, are included herewith as Exhibit C and policies of the Investment Manager are included as Exhibit D.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 6, 2014. Effective January 6, 2014, Aberdeen Asset Management Asia Limited became the Fund’s investment manager replacing Daiwa SB Investments (U.S.A.) Ltd. and Daiwa SB Investments Ltd.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young BA (Hons) (Commenced 1985) Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young set up the Singapore office in 1992 as the Group’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of our parent company, Aberdeen. Hugh has over 25 years’ experience in investment management and has managed the Group’s Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.

Adrian Lim BAcc, CFA Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.

Joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Ai-Mee Gan BCom, BSc Assistant Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.

Joined Aberdeen in April 2009. BCom in Accounting & Finance and BSc in Information Systems from University of Melbourne. A member of Institute of Chartered Accountants of Australia. Previously she was a senior associate with Transaction Advisory Services, at Ernst & Young.

Chou Chong MSc, CFA Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.

Joined Aberdeen in 1994 as a graduate trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008 returned to Singapore and joined the Asian Equities Team.

Flavia Cheong BA, MA (Hons), CFA Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2) The information in the table below is as of October 31, 2013, which has been deemed the most practicable date per the Registrant.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91

	Other Accounts	135	$48,907.71	15	$4,357.70

Adrian Lim	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91

	Other Accounts	135	$48,907.71	15	$4,357.70

Ai-Mee Gan	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91

	Other Accounts	135	$48,907.71	15	$4,357.70

Chou Chong	Registered Investment Companies	19	$15,536.60	0	$0

	Pooled Investment Vehicles	81	$68,253.84	2	$197.91

	Other Accounts	135	$48,907.71	15	$4,357.70

Flavia Cheong	Registered Investment Companies	19	$15,536.60	0	$0

	Pooled Investment Vehicles	81	$68,253.84	2	$197.91

	Other Accounts	135	$48,907.71	15	$4,357.70

Total Assets are as of October 31, 2013 and have been translated into U.S. Dollars at a rate of £1.00 = 1.61.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2013

Hugh Young	$0

Adrian Lim	$0

Ai-Mee Gan	$0

Chou Chong	$0

Flavia Cheong	$0

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1 through November 30, 2012	0	0	0	1,433,543
December 1 through December 31, 2012	0	0	0	1,433,543
January 1 through January 31, 2013	0	0	0	1,433,543
February 1 through February 29, 2013	0	0	0	1,433,543
March 1 through March 31, 2013	0	0	0	1,433,543
April 1 through April 30, 2013	0	0	0	1,433,543
May 1 through May 31, 2013	15,142	6.7669	15,142	1,418,401
June 1 through June 30, 2013	0	0	0	1,418,401
July 1 Through July 31, 2013	53,778	6.6121	53,778	1,364,623
August 1 through August 31, 2013	70,341	6.6152	70,341	1,294,282
September 1 through September 30, 2013	18,120	6.7232	18,120	1,276,162
October 1 through October 31, 2013	29,740	6.7979	29,740	1,246,422
Total	187,121	6.6461	187,121

1   On May 17, 2012, the Fund announced that effective June 2012, the Board of Directors approved a discount management program.  Under the program, the Fund authorizes management to repurchase during each twelve month period ended October 31 up to 10% of its shares of common stock outstanding as of October 31 the prior year. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 9% or more.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics of the Registrant as required by Item 2(f) of this Form N-CSR.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)                                  Proxy Voting Policy of Registrant.

(d)                                 Proxy Voting Policy and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.

 By: /s/ Alan Goodson

Alan Goodson

Principal Executive Officer of

The Japan Equity Fund, Inc.

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Alan Goodson

Alan Goodson

Principal Executive Officer of

The Japan Equity Fund, Inc.

Date: January 6, 2014

By: /s/ Andrea Melia

Andrea Melia,

Principal Financial Officer of

The Japan Equity Fund, Inc.

Date: January 6, 2014